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                                                     Exhibit 10(i)


May 27, 1998                                            CoreStates
                                                              Bank

Mr. Roger Guimond, Vice President and CFO
1st Franklin Financial Corporation
213 E. Tugalo Street
P.O. Box 880
Toccoa, GA 30577

Re:  Eleventh Amendment of Section 6.14 of Revolving Credit and Term Loan
     Agreement


Dear Roger:

Reference is hereby made to that certain Revolving Credit and Term Loan Agreement dated October 1, 1985, as amended from time to time (all of which are hereinafter collectively referred to as the "Credit Agreement") by and among 1st Franklin Financial Corporation ("Company"), CoreStates Bank, N.A., Fleet Bank, N.A., SouthTrust Bank of Georgia, N.A. and Harris Trust and Savings Bank, as lenders (collectively, the "Banks") and CoreStates Bank, N.A. as Agent for the Banks (in such capacity, the "Agent"). All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed to them in the Credit Agreement.

The Borrower, the Banks and the Agent hereby agree to amend the Agreement as follows:

     1.   Section 5.08(b)(v) is deleted in its entirety


This letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this letter agreement by signing any such counterpart. The Credit Agreement, as amended hereby and as previously amended, remains in full force and effect.

Each of the undersigned, by its signature hereto, hereby evidences its consent to the terms and conditions of this letter to be effective only upon the Agent's receipt of an executed counterpart or facsimile by Company and Banks and delivery thereof to the Borrower.
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Agreed to this 28th day of May, 1998


1st Franklin Financial Corporation    CoreStates Bank, N.A., as Agent and Bank

By:    s/ A. Roger Guimond            By:   s/ Robert S. Ritter;
    ------------------------                --------------------------------
    A. Roger Guimond; VP/CFO                Robert S. Ritter; Vice President
    Print Name and Title                    Print Name and Title



                                      Harris Trust and Savings Bank

Attest: s/ Judy Sheriff               By:    s/ Jerome P. Crokin
        ---------------                      --------------------------------
        Judy Sheriff                         Jerome P. Crokin; Vice President
                                             Print Name and Title


Southtrust Bank of Georgia, N.A        Fleet Bank, N.A.

By:      s/ Robert S. Lockett          By:     s/ Robert Kruger
    ----------------------------              -------------------------------
 Robert S. Lockett;   Vice Pres.              Robert Kruger;
 Print Name and Title                            Assist. Vice President
                                              Print Name and Title

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